UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2024
Illumina, Inc.
(Exact name of registrant as specified in its charter)

001-35406
(Commission File Number)

Delaware	33-0804655
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

5200 Illumina Way, San Diego, CA 92122
(Address of principal executive offices) (Zip code)

(858) 202-4500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ILMN	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2024 annual meeting of stockholders (the “Annual Meeting”) of Illumina, Inc. (the “Company”) was held on May 16, 2024, at which the Company's stockholders voted upon the following proposals:

1.The election of Frances Arnold, Caroline Dorsa, Robert Epstein, Scott Gottlieb, Gary Guthart, Stephen MacMillan, Anna Richo, Philip Schiller, Susan Siegel, Jacob Thaysen and Scott Ullem to our Board of Directors to hold office for one year until the annual meeting of stockholders in the year 2025. This proposal was approved.

2.The ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 29, 2024. This proposal was approved.

3.On an advisory basis, approval of the compensation paid to the Company's “named executive officers” as disclosed in the Company's Proxy Statement for the Annual Meeting. This proposal was approved.

According to the inspector of election, stockholders present in person or by proxy representing 141,833,073 shares of the Company's common stock voted on the proposals presented as follows:

Proposal 1 Votes regarding the election of eleven director nominees were:

	For	Against	Abstain	Broker Non-Votes
Frances Arnold	128,044,249	2,221,428	1,028,750	10,538,646
Caroline Dorsa	122,649,979	7,353,493	1,290,955	10,538,646
Robert Epstein	122,415,392	7,829,333	1,049,702	10,538,646
Scott Gottlieb	122,784,479	6,842,699	1,667,249	10,538,646
Gary Guthart	127,913,266	2,084,570	1,296,591	10,538,646
Stephen MacMillan	125,665,864	5,069,187	559,376	10,538,646
Anna Richo	129,043,455	951,470	1,299,502	10,538,646
Philip Schiller	127,154,048	2,843,466	1,296,913	10,538,646
Susan Siegel	120,532,507	9,714,257	1,047,663	10,538,646
Jacob Thaysen	130,189,483	1,049,758	55,186	10,538,646
Scott Ullem	128,884,240	1,114,739	1,295,448	10,538,646

Proposal 2 Votes regarding the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 29, 2024, were:

For	Against	Abstain	Broker Non-Votes
133,843,089	6,822,753	1,167,231	—

Proposal 3 Votes regarding the approval, on an advisory basis, of the compensation paid to the Company's “named executive officers” as disclosed in the Company's Proxy Statement for the Annual Meeting were:

For	Against	Abstain	Broker Non-Votes
113,511,456	16,719,619	1,063,352	10,538,646

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLUMINA, INC.
Date:	May 20, 2024	By:	/s/ CHARLES E. DADSWELL
		Name:	Charles E. Dadswell
		Title:	General Counsel and Secretary